UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:
January 16, 2008
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1- 4682	22-1326940
(Commission File Number)	(IRS Employer Identification No)
8155 T&B Boulevard Memphis, Tennessee 38125
(Address of Principal Executive Offices) (Zip Code)

(901) 252-8000
(Registrant's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On January 16, 2008 Thomas & Betts Corporation ("Thomas & Betts"), by a press release furnished as Exhibit 99.1 to this report, and incorporated herein by reference, announced that the company had acquired The Homac Manufacturing Company ("Homac"). Homac manufactures electrical components used in utility distribution and substation markets, as well as industrial and telecommunications markets.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of the Registrant dated January 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation
(Registrant)

By: /s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and Assistant Secretary

Date:	January 17, 2008

Exhibit Index

Exhibit	Description of Exhibits

99.1	Press Release of the Registrant dated January 17, 2008.